Exhibit 10.12

NUSTAR TERMINALS OPERATIONS PARTNERSHIP L.P.

SECRETARY'S CERTIFICATE

The undersigned, Amy L. Perry, Vice President and Corporate Secretary of NuStar Terminals Operations Partnership L.P., a Delaware limited partnership (the "Company"), does hereby certify as follows:

1.
Attached hereto as Exhibit A is a true, complete and correct copy of the resolutions adopted by the Management Committee of the Company, dated as of July 12, 2010, approving the sale of the Company’s assets at the Brunswick, Georgia Terminal to Blackwater Georgia, L.L.C., pursuant to an Asset Purchase Agreement dated April 1, 2010 (“Agreement”). Such resolutions have not been amended, altered, modified, or revoked and remain in full force and effect on the date hereof.

2.
On and as of the date hereof, the person whose name appears below is a duly elected, qualified, and acting officer of the Company and holds the office set forth opposite its name, and the signature appearing opposite its name is its genuine signature or an accurate facsimile thereof.

Name	Title	Signature
Michael H. Hoeltzel	Senior Vice President	/s/ Michael H. Hoeltzel

IN WITNESS WHEREOF, I have hereunto set my hand effective as of the 15th day of July, 2010.

/s/ Amy L. Perry
Amy L. Perry
Vice President and Corporate Secretary

EXHIBIT A

RESOLUTION